UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 1, 2025
Date of Report (Date of earliest event reported)

STEELE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	333-284191	23-2362874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

250 East Chestnut Street, Mifflinburg, Pennsylvania 17844
(Address of principal executive offices) (Zip Code)

(570) 966-1041 Registrant’s telephone number, including area code

Mifflinburg Bancorp, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 1, 2025, Mifflinburg Bancorp, Inc. ("Mifflinburg") completed its previously announced merger with Northumberland Bancorp ("Northumberland") pursuant to an Agreement and Plan of Merger, dated as of September 24, 2024, as amended December 4, 2024 (the "Merger Agreement"), by and between Mifflinburg and Northumberland. Under the terms of the Merger Agreement, (i) Northumberland merged with and into Mifflinburg, with Mifflinburg being the surviving entity, and (ii) Northumberland's wholly-owned banking subsidiary, The Northumberland National Bank ("Norry Bank"), merged with and into Mifflinburg's wholly-owned banking subsidiary, Mifflinburg Bank and Trust Company ("Mifflinburg Bank"), with Mifflinburg Bank being the surviving bank (the "Mergers"). In connection with the Mergers, Mifflinburg changed its name to Steele Bancorp, Inc. (“Steele”) and Mifflinburg Bank changed its name to Central Penn Bank & Trust (“Central Penn”).

On August 01, 2025, Steele filed a Current Report on Form 8-K reporting the completion of the Mergers (the “Original Report”). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the “Commission”) solely to amend and supplement Item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

Item 9.01          Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of Northumberland as of and for the years ended December 31, 2024 and 2023, including the independent auditor’s report, are filed herewith as Exhibit 99.1 and incorporated by reference into this Item 9.01(a).

The unaudited consolidated financial statements Northumberland as of June 30, 2025 and December 31, 2024 and for the six-month periods ended June 30, 2025 and 2024 are filed herewith as Exhibit 99.2 and incorporated by reference into this Item 9.01(a).

(b)	Pro-Forma Financial Information

The unaudited pro forma condensed consolidated combined financial information required by this Item 9.01(b) is filed herewith as Exhibit 99.3 and is incorporated by reference into this Item 9.01(b).

(d)	Exhibits

The following Exhibits are filed with this report on Form 8-K:

99.1 Northumberland’s audited consolidated financial statements for the years ended December 31, 2024 and 2023

99.2 Northumberland’s unaudited consolidated financial statements for the six-month periods ended June 30, 2025 and 2024

99.3 Unaudited Pro forma Condensed Consolidated Combined Financial Information

104 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEELE BANCORP, INC.

Dated: October 10, 2025

	By:	/s/ Thomas C. Graver, Jr.
Thomas C. Graver, Jr.
Senior Executive Vice President and Chief Financial Officer